Exhibit 10.1
                                                                    ------------
                 AMENDMENT NO. 5 TO LOAN AND SECURITY AGREEMENT
                 ----------------------------------------------

         This AMENDMENT NO. 5 TO LOAN AND SECURITY AGREEMENT (this "Amendment") is entered into as of August 31, 2006 (the "Effective Date"), by and among, on the one hand, the lender identified on the signature page hereof (such lender, together with its successors and assigns, is referred to hereinafter as the "Lender"), WELLS FARGO RETAIL FINANCE II, LLC, as collateral agent and administrative agent (the "Agent") for the Lender and any other holder of Obligations (as defined in the Loan Agreement referred to below) and, on the other hand, HAROLD'S STORES, INC., an Oklahoma corporation ("Parent"), HAROLD'S FINANCIAL CORPORATION, an Oklahoma corporation ("Harold's Finance"), HAROLD'S DIRECT, INC., an Oklahoma corporation ("Harold's Direct"), HAROLD'S STORES OF TEXAS, L.P., a Texas limited partnership ("Harold's Texas"), and HAROLD'S OF JACKSON, INC., a Mississippi corporation ("Harold's Mississippi", and collectively with Harold's Texas, Harold's Direct, Harold's Finance and Parent, the "Borrowers" and each, a "Borrower").

                                   BACKGROUND

         FACT ONE: Lender, Agent, the Borrowers, and Harold's Stores of Georgia, L.P., a Georgia limited partnership ("Harold's Georgia"), entered into that certain Loan and Security Agreement, dated as of February 5, 2003, as amended by each of the following amendments (as so amended, the "Loan Agreement"): (A) that certain Amendment No. 1 to Loan and Security Agreement dated July 10, 2003, by and among Lenders, Agent, Borrowers, and Harold's Georgia; (B) that certain Amendment No. 2 to Loan and Security Agreement dated April 29, 2004, by and among Lenders, Agent, the Borrowers and Harold's Georgia; (C) that certain Amendment No. 3 to Loan and Security Agreement dated January 26, 2006, by and among Lenders, Agent, the Borrowers and Harold's Georgia; and (D) that certain Amendment No. 4 to Loan and Security Agreement, dated as of June 1, 2006, by and among Lenders, Agent and the Borrowers.

         FACT TWO: Pursuant to the Loan Agreement Lender has agreed to make loans and other financial accommodations to, or for the benefit of, Borrowers on the terms and otherwise subject to the conditions and limitations contained therein.

         FACT THREE: Borrowers have requested that Lender and Agent agree to modify certain terms and conditions set forth in the Loan Agreement in the manner set forth in this Amendment in order to permit the Borrowers to incur certain subordinated indebtedness subject to the conditions and limitations contained in the Loan Agreement, as amended by this Amendment.

         FACT FOUR: Lender and Agent have agreed to modify certain terms and conditions set forth in the Loan Agreement in the manner set forth in this Amendment, subject in all cases to the fulfillment of the conditions set forth in this Amendment.

         NOW, THEREFORE, Lender, Agent and the Borrowers hereby modify, supplement and amend the Loan Agreement as follows:

1. INCORPORATION OF DEFINITIONS. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, have the meanings assigned to such terms in the Loan Agreement, as amended hereby.

2.       AMENDMENTS AND ADDITIONS TO LOAN AGREEMENT.

         2.1 ADDITIONAL DEFINITIONS. As of the Effective Date, Section 1.1 of the Loan Agreement is hereby amended by the addition of the following definition, in the appropriate alphabetical order:

              "'Amendment No. 5' means Amendment No. 5 to Loan and Security Agreement, dated as of August 31, 2006, by and among the Lenders, Agent and Borrowers."

              "'Intercreditor Agreement' means that certain Subordination and Intercreditor Agreement, dated of even date with Amendment No. 5, by and among Agent, Lender and Subordinated Lender, as the same may be amended, modified and supplemented through writings signed by each party thereto."

              "'Qualified De-registration Transaction' means a restructuring or reorganization of Parent on terms acceptable to Agent for the primary purpose of eliminating Parent's obligation to maintain any registration with the SEC pursuant to Section 12(g) of the Securities Exchange Act of 1934; provided, that each of the following conditions shall be fulfilled to the satisfaction of Agent and Lenders: (a) such transaction shall have been approved by the Board of Directors of Parent; (b) Agent shall have received, and be entitled to rely upon, a written opinion acceptable to Agent that any such transaction, including the payments to be made thereunder to shareholders of Parent, is made in compliance with the Oklahoma General Corporation Act and applicable laws regarding fraudulent conveyances; (c) no Default or Event of Default (for purposes hereof the existence or creation of any Overadvance shall be deemed to be a Default hereunder) shall have occurred and be continuing at the time of such transaction (or any portion thereof to the extent effected through multiple transactions) or shall result therefrom; (d) the aggregate costs and expenses incurred in connection with such transaction (whether in respect of payments to shareholders or fees, costs and expenses paid to professionals or other Persons in connection with the evaluation and analysis of such transaction) shall not exceed $300,000; and (e) Agent shall have received evidence that no portion of the payments (whether in respect of payments to shareholders or fees, costs and expenses paid to professionals or other Persons in connection with the evaluation and analysis of such transaction) to be made in connection with such transaction are to be funded through an advance under this Agreement.

              "'Subordinated Indebtedness' means Indebtedness incurred by Borrowers and certain Guarantors pursuant to the Subordinated Loan Documents."

              "'Subordinated Lender' means RonHow, LLC, a Georgia limited liability company, together with its successors and assigns, in each instance to the extent permitted pursuant to the Intercreditor Agreement."


AMENDMENT NO. 5 TO LOAN AND SECURITY AGREEMENT - Page 2
----------------------------------------------

              "'Subordinated Loan Documents' means each of the following, in each case dated of even date with Amendment No. 5 unless otherwise noted: (a) that certain Subordinated Loan Agreement by and between Parent and Subordinated Lender; (b) that certain Subordinated Secured Promissory Note executed by Parent and payable to the order of Subordinated Lender in the stated principal amount of up to $10,000,000; (c) that certain Subordinated Guaranty executed by certain Subsidiaries of Parent for the benefit of Subordinated Lender; (d) that certain Subordinated Security Agreement, contemplated to be entered into by Parent and certain of its Subsidiaries as of the date of Amendment No. 5 or promptly thereafter, for the purpose of securing the obligations of Parent and certain of its Subsidiaries pursuant to the aforementioned Subordinated Loan Agreement, Subordinated Secured Promissory Note and Subordinated Guaranty, as applicable; and (e) all other instruments, documents, agreements, certificates from time to time delivered pursuant to, in connection with, or otherwise securing obligations under any of the foregoing."

         2.2 REVISION TO EXISTING DEFINITIONS. As of the Effective Date, the definition of the term "Solvent" set forth in Section 1.1 of the Loan Agreement is hereby deleted in its entirety and the definitions of the terms "Permitted Lien" and "Preferred Permitted Payments" are hereby amended and restated to read in their entirety as follows:

              "Permitted Liens" means (a) Liens held by Agent for the benefit of Agent and the Lenders, (b) Liens for unpaid taxes that either (i) are not yet delinquent, or (ii) do not constitute an Event of Default hereunder and are the subject of Permitted Protests, (c) Liens set forth on Schedule P-1, (d) the interests of lessors under operating leases, (e) purchase money Liens or the interests of lessors under Capital Leases to the extent that such Liens or interests secure Permitted Purchase Money Indebtedness and so long as such Lien attaches only to the asset purchased or acquired and the proceeds thereof, (f) Liens arising by operation of law in favor of warehousemen, landlords, carriers, mechanics, materialmen, laborers, or suppliers, incurred in the ordinary course of business and not in connection with the borrowing of money, and which Liens either (i) are for sums not yet delinquent, or (ii) are the subject of Permitted Protests, (g) Liens arising from deposits made in connection with obtaining worker's compensation or other unemployment insurance, (h) Liens or deposits to secure performance of bids, tenders, or leases incurred in the ordinary course of business and not in connection with the borrowing of money,
         (i) Liens granted as security for surety or appeal bonds in connection with obtaining such bonds in the ordinary course of business, (j) Liens resulting from any judgment or award that is not an Event of Default hereunder, (k) Liens with respect to the Real Property Collateral that are exceptions to the commitments for title insurance issued in connection with the Mortgages, as accepted by Agent, (l) with respect to any Real Property that is not part of the Real Property Collateral, easements, rights of way, and zoning restrictions that do not materially interfere with or impair the use or operation thereof and
         (m) Liens securing the Subordinated Indebtedness permitted to be incurred and maintained in accordance with the limitations set forth at
         Section 7.1(g) and that are subordinated to all Liens for the benefit of Agent or the Lenders pursuant to the Intercreditor Agreement."


AMENDMENT NO. 5 TO LOAN AND SECURITY AGREEMENT - Page 3
----------------------------------------------

              "Preferred Permitted Payments' means the payment of dividends in respect of the Series 2002-A Preferred Stock of Parent, the Amended Series 2001-A Preferred Stock, the Series 2003-A Preferred Stock, the Series 2006-A Preferred Stock and the Series 2006-B Preferred Stock of Parent (in each case when issued in whole or part as contemplated by Schedule 5.8) to the extent each of the following conditions precedent is met at the time such dividends are declared and at the time such dividends are paid: (a) such dividends are made at the times, in the amounts and otherwise in accordance with the applicable Certificate of Designation as in effect on the Closing Date (or in the case of the Series 2006-A Preferred Stock on January 24, 2006 or the case of the Series 2006-B the applicable certificate of designation applicable to such shares as filed in connection with the transactions contemplated by Amendment No. 5), or in such lesser amount as may be required thereunder pursuant to any amendment or modification of such certificates of designation; (b) no Default or Event of Default shall have occurred and be continuing as of either of such dates; and (c) no Default or Event of Default shall result from the payment or declaration of such dividend."

         2.3  AMENDMENTS TO SECTIONS 5.12, 7.1, 7.3(a), 7.8, 7.11 AND 8.11. As
of the Effective Date, the following referenced Sections of the Loan Agreement are hereby amended as set forth below:

              (a) SECTION 5.12 of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

              "5.12. Fraudulent Transfer. No transfer of property is being made by any Borrower and no obligation is being incurred by any Borrower in connection with the transactions contemplated by this Agreement or the other Loan Documents with the intent to hinder, delay, or defraud either present or future creditors of Borrowers."

              (b) SECTION 7.1(E) and SECTION 7.1(F) are hereby amended and restated in their entirety to read as follows and a new SECTION 7.1(G) is hereby added to read in its entirety as follows:

                  "(e) Indebtedness composing Permitted Investments;

                           (f) Indebtedness composing trade payables incurred in the ordinary course of Borrowers' business that are repayable in accordance with customary trade practices and which remain unpaid more than 30 days past their originally specified due dates, to the extent the aggregate amount of such trade payables do not exceed an amount equal to 30% of all trade payable incurred by Borrowers' in the ordinary course of their business; and

                           (g) Subordinated Indebtedness in an aggregate principal amount not to exceed $10,000,000 at any time outstanding and to the extent (i) such Indebtedness shall be evidenced by Subordinated Loan Documents in form and substance satisfactory to Agent; and (ii) such Indebtedness, and any Liens securing the same, shall be subordinated to the Obligations, and any Liens securing the same, pursuant to the Intercreditor Agreement."


AMENDMENT NO. 5 TO LOAN AND SECURITY AGREEMENT - Page 4
----------------------------------------------

                   (c) SECTION 7.3(A) is hereby amended and restated to read in it entirety as follows:

                           "(a) Other than in connection with a Qualified De-registration Transaction, enter into any merger, consolidation, reorganization, or recapitalization, or reclassify its Stock or otherwise change any Borrower's type of organization, jurisdiction of organization or other legal or corporate structure (other than mergers of one or more Borrowers with and into another Borrower)."

              (d) A new SECTION 7.8(C) is hereby added to the Loan Agreement to read in its entirety as follows:

                           "(c) Make any payment on account of Indebtedness (including any portion of the Subordinated Indebtedness) that has been contractually subordinated in right of payment to the Obligations if such payment is not permitted at such time under the subordination terms and conditions (including the terms of the Intercreditor Agreement with respect to the Subordinated Indebtedness)."

              (e) SECTION 7.11 is hereby amended and restated to read in its entirety as follows:

              "7.11. Distributions. Except for Permitted Preferred Payments or payments made in connection with a Qualified De-registration Transaction in an aggregate amount not to exceed $300,000, make or permit any other Borrower to, directly or indirectly (i) declare, order, pay or make any Restricted Payment or (ii) set aside any sum or property therefor or exercise any set-off or similar rights of any Borrower, if any, with respect to any indebtedness that is the subject of an intercreditor and subordination agreement."

              (f) SECTION 8.11 is hereby amended and restated to read in its entirety as follows:

              "8.11 If any Borrower or any of their respective Subsidiaries (a) makes any payment on account of Indebtedness (including any portion of the Subordinated Indebtedness) that has been contractually subordinated in right of payment to the payment of the Obligations, except to the extent such payment is permitted by the terms of the subordination provisions applicable to such Indebtedness or (b) there shall occur any default or event of default (including the occurrence of any event or circumstance that with the giving of notice or the passage of time or both would result in the occurrence of a default or event of default) however denominated in respect of any Indebtedness (including the Subordinated Indebtedness) that has been contractually subordinated in right of payment to the Obligations;"

         2.4  ADDITION OF SECTION 6.19. As of the Effective Date, a new Section
6.19 is hereby added to the Loan Agreement to read in its entirety as follows:

AMENDMENT NO. 5 TO LOAN AND SECURITY AGREEMENT - Page 5
----------------------------------------------

              "6.19. Incurrence of Additional Subordinated Indebtedness. Parent shall deliver to Agent written notice of its intention to incur additional Subordinated Indebtedness (which additional Indebtedness shall remain within the limitations set forth at Section 7.1(g)) at least ten (10 ) days prior to the incurrence of such additional Subordinated Indebtedness; provided, however, such 10-day notice shall not be required in the event an advance under the Subordinated Indebtedness is permitted without such notice pursuant to the Intercreditor Agreement."

         2.5 WAIVER OF EVENTS OF DEFAULT. Agent and Lender have been informed that one or more Events of Default may have occurred and be continuing as a result of the violation of the Borrowers' representation set forth at Section 5.12(a) (representing that the Borrowers are Solvent) of the Loan Agreement as in effect immediately prior to this Amendment. Any such Event of Default resulting from the violation of Borrowers' representation pursuant to Section 5.12(a) of the Loan Agreement prior to and for the period through the Effective Date, is hereby waived. The waiver agreed to in this Section 2.5 (a) is strictly limited to the referenced Events of Default, and except as expressly set forth herein, all the other terms, provisions and conditions of the Loan Agreement shall remain in full force and effect, (b) shall not extend nor be deemed to extend to any other Default or Event of Default that may now exist or hereafter arise under the Loan Agreement or any of the other Loan Documents, whether similar or dissimilar to the provision waived herein, (c) shall not impair, restrict or limit any right or remedy of Agent or any Lender with respect to any other Default or Event of Default that may now exist or hereafter arise under the Loan Agreement or any of the other Loan Documents, and (d) shall not constitute any course of dealing or other basis for altering any obligation of any Borrower or any right, privilege or remedy of Agent or any Lender under the Loan Agreement or any of the other Loan Documents.

         2.6 UPDATE OF SCHEDULE 5.8 TO LOAN AGREEMENT. As of the Effective Date, Schedules 5.8(b) and 5.8(c) to the Loan Agreement are hereby combined, amended and restated in their entirety to read as set forth hereto as Schedule
5.8 attached hereto and incorporated herein, and from and after the Effective Date all references to either Schedule 5.8(b) or Schedule 5.8(c) shall be to such combined, amended and restated schedule.

3.       RATIFICATIONS, REPRESENTATIONS AND WARRANTIES.

         3.1 RATIFICATIONS. Except as expressly amended and supplemented by this Amendment, the terms and provisions of the Loan Agreement are ratified and confirmed and continue in full force and effect. The Borrowers hereby agree that the Loan Agreement, as amended hereby, continues to be legal, valid, binding and enforceable against Borrowers in accordance with its terms and hereby reaffirm each covenant and agreement set forth therein.

         3.2 REPRESENTATIONS AND WARRANTIES. In order to induce Agent and Lender to enter into this Amendment, each Borrower makes the following representations and warranties to Lender as to itself:

              (a) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate or limited partnership power, as appropriate, on the


AMENDMENT NO. 5 TO LOAN AND SECURITY AGREEMENT - Page 6
----------------------------------------------
         part of the Borrower and will not violate any of its constituent documents (including, as applicable, its articles of incorporation, certificate of incorporation, by-laws, partnership agreement and certificate of limited partnership) or any other agreement to which Borrower is a party or by which its properties may be bound;

              (b) the representations and warranties contained in the Loan Agreement, as amended hereby, and any other Loan Document are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof (except to the extent that such representations and warranties relate solely to an earlier date or violations have been disclosed to Agent in writing and approved in writing by Agent); and

              (c) no Default or Event of Default (other than those waived pursuant to Section 2.5 of this Amendment) has occurred or is continuing under the Loan Agreement, and no Default or Event of Default will result from the execution, delivery or performance of this Amendment or the consummation of the transactions herein authorized by Lender.

4.       FURTHER ASSURANCES.

          The Borrowers hereby agree, upon Agent's request (i) to deliver to Agent such fully authorized and executed agreements and instruments, including, but not limited to, any amendments to Loan Documents, within 10 days of such request, and (ii) to take such actions as Agent, in its Permitted Discretion, deems necessary and appropriate in connection with the transactions contemplated by this Amendment.

5.       CHOICE OF LAW.

         THE VALIDITY OF THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS (UNLESS EXPRESSLY PROVIDED TO THE CONTRARY THEREIN), THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF AND THEREOF, AND THE RIGHTS OF THE PARTIES HERETO AND THERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR THEREUNDER OR RELATED HERETO OR THERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS.

6.       GENERAL PROVISIONS.

         6.1 EFFECTIVENESS. The effectiveness of this Amendment and the enforceability of the terms hereof against Borrowers, Agent and Lender are subject to fulfillment of each of the following conditions precedent:

              (a) Lender's execution of this Amendment and receipt of one or more counterparts of this Amendment duly executed by each Borrower; and


AMENDMENT NO. 5 TO LOAN AND SECURITY AGREEMENT - Page 7
----------------------------------------------

              (b) Lender's receipt of a consent and reaffirmation of the obligations of each Guarantor under the Continuing Guaranty and Security Agreement, in form acceptable to Lender; and

              (c) Lender's receipt of copies of any and all documents and instruments executed in connection with the incurrence of the Subordinated Indebtedness, which documents shall be in each instance acceptable to Agent and Lender in their sole discretion.

         6.2 SECTION HEADINGS. Headings and numbers have been set forth herein for convenience only. Unless the contrary is compelled by the context, everything contained in each Section applies equally to this entire Amendment.

         6.3 SEVERABILITY OF PROVISIONS. Each provision of this Amendment will be severable from every other provision of this Amendment for the purpose of determining the legal enforceability of any specific provision.

         6.4 COUNTERPARTS; TELEFACSIMILE EXECUTION. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, will be deemed to be an original, and all of which, when taken together, will constitute but one and the same Amendment. Delivery of an executed counterpart of this Amendment by telefacsimile will be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also will deliver an original executed counterpart of this Amendment but the failure to deliver an original executed counterpart will not affect the validity, enforceability, and binding effect of this Amendment. The foregoing shall apply to each other Loan Document MUTATIS MUTANDIS.

         6.5 INTEGRATION. This Amendment, the Loan Agreement and the other Loan Documents contain the entire agreement between the parties relating to the transactions contemplated hereby. All prior or contemporaneous understandings, representations, statements and agreements, whether written or oral, are merged herein and superseded by this Agreement. THIS WRITTEN AMENDMENT, THE LOAN AGREEMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         6.6 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made herein and in the Loan Agreement, as amended hereby, will survive the execution and delivery of this Amendment, and no investigation by Agent or Lender or any closing shall affect the representations and warranties or the right of Agent or Lender to rely upon them.

         6.7 REFERENCE TO LOAN AGREEMENT. The Loan Agreement, as amended hereby, and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms thereof are hereby amended so that any reference in the Loan Agreement or such


AMENDMENT NO. 5 TO LOAN AND SECURITY AGREEMENT - Page 8
----------------------------------------------
other agreements, documents and instruments will mean a reference to the Loan Agreement, as amended hereby.

         6.8 EXPENSES OF LENDER. The Borrowers agree to pay on demand all reasonable costs and expenses incurred by Lender in connection with the preparation, negotiation and execution of this Amendment, including, without limitation, the reasonable costs and fees of Agent's or Lender's legal counsel. In addition, the Borrowers agree to pay on demand: (a) all costs and expenses incurred by Agent or Lender in connection with the enforcement or preservation of any rights under the Loan Agreement, as amended hereby, or any agreement, document or instrument executed in connection therewith, including without limitation this Amendment; and (b) all reasonable costs and expenses incurred by Agent or Lender in connection with the preparation, negotiation and administration of this Amendment, including the reasonable fees and costs of Agent's and Lender's legal counsel.

         6.9 SUCCESSORS AND ASSIGNS. This Amendment is binding upon and will inure to the benefit of Agent, Lender and each Borrower and their respective successors and assigns, except that no Borrower may assign or transfer any of its rights or obligations hereunder without the prior written consent of Agent.

         6.10 RELEASE. EACH BORROWER HEREBY ACKNOWLEDGES THAT IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE OBLIGATIONS (AS DEFINED IN THE LOAN AGREEMENT) OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM AGENT, LENDER AND THEIR RESPECTIVE PREDECESSORS, AGENTS, OFFICERS, DIRECTORS, MEMBERS, AFFILIATES, EMPLOYEES AND REPRESENTATIVES, SUCCESSORS AND ASSIGNS. EACH BORROWER HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES AGENT, LENDER AND THEIR RESPECTIVE PREDECESSORS, AGENTS, OFFICERS, DIRECTORS, MEMBERS, AFFILIATES, EMPLOYEES AND REPRESENTATIVES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH SUCH BORROWER MAY NOW OR HEREAFTER HAVE AGAINST AGENT, LENDER AND THEIR RESPECTIVE PREDECESSORS, OFFICERS, DIRECTORS, MEMBERS, AFFILIATES, EMPLOYEES AND REPRESENTATIVES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY OBLIGATIONS (AS DEFINED IN THE LOAN AGREEMENT), INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE MAXIMUM RATE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER


AMENDMENT NO. 5 TO LOAN AND SECURITY AGREEMENT - Page 9
----------------------------------------------

THE LOAN AGREEMENT OR ANY AGREEMENT, DOCUMENT OR INSTRUMENT ENTERED INTO IN CONNECTION THEREWITH.




                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]



































AMENDMENT NO. 5 TO LOAN AND SECURITY AGREEMENT - Page 10
----------------------------------------------

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first above written.

                                                BORROWERS:

                                                HAROLD'S STORES, INC.


                                                By /s/ Leonard M. Snyder
                                                  --------------------------
                                                Name:  Leonard M. Snyder
                                                Title: Interim CEO



                                                HAROLD'S FINANCIAL CORPORATION


                                                By:/s/ Leonard M. Snyder
                                                   -------------------------
                                                Name:  Leonard M. Snyder
                                                Title: Interim CEO



                                                HAROLD'S DIRECT, INC.


                                                By:/s/ Leonard M. Snyder
                                                   -------------------------
                                                Name:  Leonard M. Snyder
                                                Title: Interim CEO


                                                HAROLD'S STORES OF TEXAS, L.P.

                                                By:  HSTX, Inc., General Partner


                                                     By: Leonard M. Snyder
                                                         -------------------
                                                     Name:  Leonard M. Snyder
                                                     Title: Interim CEO


                                                HAROLD'S OF JACKSON, INC.


                                                By: /s/ Leonard M. Snyder
                                                    ------------------------
                                                Name:   Leonard M. Snyder
                                                Title:  Interim CEO



AMENDMENT NO. 5 TO LOAN AND SECURITY AGREEMENT - Signature Page
----------------------------------------------

                                                AGENT AND LENDER:

                                                WELLS FARGO RETAIL
                                                FINANCE II, LLC,
                                                AS AGENT AND LENDER


                                                By: /s/ Lynn Whitmore
                                                   ------------------------
                                                   Lynn Whitmore, Vice President






























AMENDMENT NO. 5 TO LOAN AND SECURITY AGREEMENT - Signature Page
----------------------------------------------

                                  SCHEDULE 5.8

------------------------------------------------------------------------------------------------------------------------------------
                                    Aug. 31,
                                      2006
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                 Authorized Stock                               Outstanding Stock           Reserved for Options/
                                 ----------------                               -----------------           Conversions/Warrants/
                                                                                                            Dividends(1)
Company                      Common              Preferred         Common                  Preferred        Common(2)      Preferred
-------                      ------              ---------         ------                  ---------        ---------      ---------
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Harold's Stores, Inc.      25,000,000  Series 2001-A     500,000    6,223,508    Series 2001-A    342,653                    157,437
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                                       Series 2002-A     300,000                 Series 2002-A    231,550                     68,450
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                                       Series 2003-A     100,000                 Series 2003-A     56,742                     43,258
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                                       Series 2006-A      75,000                 Series 2006-A     25,000                     50,000
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                                       Series 2006-B      25,000                 Series 2006-B         --                     25,000
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Harold's Financial
Corporation                    20,000                    180,000       20,000                     180,000
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Harold's Direct, Inc.          50,000                        N/A       50,000                         N/A
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Harold's Limited Partners,
Inc.                           50,000                        N/A          500                         N/A
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Harold's DBO, Inc.             50,000                        N/A        1,000                         N/A
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HSTX, Inc.                     50,000                        N/A        1,000                         N/A
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Harold's of Jackson, Inc.      50,000                     50,000       50,000                      50,000
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The Corner Properties, Inc.    50,000                        N/A       50,000                         N/A
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Harold's of White Flint,
Inc.                           10,000                        N/A       10,000                         N/A
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Harold's Stores of Texas, L.P.- owned by HSTX, Inc. (1%) and Harold's Limited Partners, Inc. (99%)
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(1) Holders of Preferred stock have rights to receive dividends in kind and RonHow LLC has rights to various series of Preferred
Stock pursuant to conversion of indebtedness or exercise of warrants
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(2) All remaining shares of Common Stock are reserved for issuance pursuant to outstanding options under the Company's Stock Option
Plan or upon conversion of Preferred Stocks
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